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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 15, 2002

                          American Express Master Trust
                            (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1,
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424             13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Numbers)     Identification No.)

  40 Wall Street, New York, New York                      10005
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (917) 639-8396


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Utah                      000-21424-01            11- 2869526
-----------------------------   ---------------      -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                     84047
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 565-5000

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Item 5. Other Events

On January 18, 2002, the American Express Master Trust issued $750,000,000 Class A Series 2002-1 Floating Rate Asset Backed Certificates ("Series 2002-1 Class A Certificates"), bearing a certificate rate of 0.07% per annum above one month LIBOR, offered pursuant to a Prospectus Supplement dated January 7, 2002 to a Prospectus dated January 7, 2002 and issued under the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001 (the "Agreement"), and the Series 2002-1 Supplement dated as of January 18, 2002 to the Agreement (the "Series 2002-1 Supplement"). Interest on the Series 2002-1 Class A Certificates accrues from January 18, 2002 and is payable on February 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date. Principal with respect to the Series 2002-1 Class A Certificates is scheduled to be distributed on the January 18, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-1 Supplement.

The Trust also issued $60,810,810 initial amount of 2002-1 Class B Certificates. The 2002-1 Class B Certificates are subordinated to the 2002-1 Class A Certificates. Subordination of the 2002-1 Class B Certificates provides credit enhancement for the 2002-1 Class A Certificates.

Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated February 12, 2002 for the Distribution Date occurring on February 15, 2002 and the preceding Due Period from December 28, 2001 through January 27, 2002 provided to The Bank of New York, as Trustee under the Agreement, for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1996-1, 1998-1, 2001-1 and 2002-1 occurring on February 15, 2002, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and 2002-1
occurring on February 15, 2002, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date
Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.          Description
-----------          ------------
Exhibit 20.1         Payment Date Statements relating to  interest distributions on the Class A Certificates, Series' 1996-1, 1998-1, 2001-1 and 2002-1 occurring on February 15, 2002.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1 2001-1 and 2002-1, occurring on February 15, 2002.

Exhibit 99.1 Monthly Servicer's Certificate dated February 12, 2002 for the Distribution Date occurring on February 15, 2002 and the preceding Due Period from December 28, 2001 through January 27, 2002 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:   February 15, 2002


                                   AMERICAN EXPRESS MASTER TRUST

                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION,
                                   Transferor

                                   By:    /s/ John D. Koslow
                                          -------------------------------------
                                   Name:  John D. Koslow
                                   Title: Vice President





                                   AMERICAN EXPRESS CENTURION BANK,
                                   Transferor

                                   By:    /s/ Daniel L. Follett
                                          -------------------------------------
                                   Name:  Daniel L. Follett
                                   Title: Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------


Designation                Description                                    Page
-----------                -----------                                    ----
Exhibit 20.1               Payment  Date  Statements  relating               5
                           to  interest  distributions  on  the
                           Class A Certificates, Series' 1996-1,
                           1998-1, 2001-1 and 2002-1, occurring
                           on February 15, 2002.

Exhibit 20.2               Payment  Date  Statements  relating              13
                           to  interest  distributions  on  the
                           Class B Certificates, Series' 1994-3,
                           1996-1, 1998-1,  2001-1  and  2002-1,
                           occurring on February 15, 2002.

Exhibit 99.1               Monthly  Servicer's Certificate  dated           23
                           February 12, 2002 for the Distribution
                           Date  occurring  on  February 15, 2002
                           and  the  preceding  Due Period  from
                           December 28, 2001 through January 27,
                           2002 provided to The Bank of  New York
                           as Trustee under the Agreement for the
                           American Express Master Trust.